INVESCO LIMITED MATURITY TREASURY FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-05686
SERIES NO.:         2

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $     4
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class A2                                                                                   $     7
           Class Y                                                                                    $     2
           Class R5                                                                                   $     2

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.0011
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class A2                                                                                   $0.0016
           Class Y                                                                                    $0.0034
           Class R5                                                                                   $0.0029

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                      4,250
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class A2                                                                                     3,750
           Class Y                                                                                        763
           Class R5                                                                                       508

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 10.43
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class A2                                                                                   $ 10.43
           Class Y                                                                                    $ 10.43
           Class R5                                                                                   $ 10.44

INVESCO U.S. GOVERNMENT FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-05686
SERIES NO.:         4

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 8,793
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $   251
           Class C                                                                                    $   441
           Class R                                                                                    $   103
           Class Y                                                                                    $    70
           Investor Class                                                                             $   757
           Class R5                                                                                   $    57

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.1020
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.0680
           Class C                                                                                    $0.0679
           Class R                                                                                    $0.0907
           Class Y                                                                                    $0.1138
           Investor Class                                                                             $0.1022
           Class R5                                                                                   $0.1172

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     82,360
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                      3,163
           Class C                                                                                      5,636
           Class R                                                                                      1,051
           Class Y                                                                                        495
           Investor Class                                                                               6,869
           Class R5                                                                                       449

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $  8.88
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $  8.91
           Class C                                                                                    $  8.88
           Class R                                                                                    $  8.89
           Class Y                                                                                    $  8.89
           Investor Class                                                                             $  8.89
           Class R5                                                                                   $  8.88

INVESCO MONEY MARKET FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-05686
SERIES NO.:         6


72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Invesco Cash Reserve Shares                                                                $    273
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                                                                                   $     62
           Class B                                                                                    $     16
           Class BX                                                                                   $      4
           Class C                                                                                    $     32
           Class CX                                                                                   $      4
           Class R                                                                                    $     17
           Class Y                                                                                    $      5
           Investor Class                                                                             $     60

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Invesco Cash Reserve Shares                                                                $ 0.0004
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class AX                                                                                   $ 0.0004
           Class B                                                                                    $ 0.0004
           Class BX                                                                                   $ 0.0004
           Class C                                                                                    $ 0.0004
           Class CX                                                                                   $ 0.0004
           Class R                                                                                    $ 0.0004
           Class Y                                                                                    $ 0.0004
           Investor Class                                                                             $ 0.0004

74U.   1   Number of shares outstanding (000's Omitted)
           Invesco Cash Reserve Shares                                                                 846,248
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class AX                                                                                    169,432
           Class B                                                                                      42,295
           Class BX                                                                                      9,369
           Class C                                                                                     101,122
           Class CX                                                                                     11,032
           Class R                                                                                      48,001
           Class Y                                                                                      14,134
           Investor Class                                                                              171,863

74V.   1   Net asset value per share (to nearest cent)
           Invesco Cash Reserve Shares                                                                $   1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class AX                                                                                   $   1.00
           Class B                                                                                    $   1.00
           Class BX                                                                                   $   1.00
           Class C                                                                                    $   1.00
           Class CX                                                                                   $   1.00
           Class R                                                                                    $   1.00
           Class Y                                                                                    $   1.00
           Investor Class                                                                             $   1.00

INVESCO MUNICIPAL BOND FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD & 73A.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-05686
SERIES NO.:         7

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                 $ 4,699
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                 $    61
           Class C                                                                                 $   563
           Class Y                                                                                 $   509
           Investor Class                                                                          $ 1,895

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                 $0.0980
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                 $0.0772
           Class C                                                                                 $0.0769
           Class Y                                                                                 $0.1052
           Investor Class                                                                          $0.1000

INVESCO HIGH YIELD FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-05686
SERIES NO.:         8

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 29,552
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $    806
           Class C                                                                                    $  2,978
           Class Y                                                                                    $  2,037
           Investor Class                                                                             $  4,437
           Class R5                                                                                   $  2,623
           Class R6                                                                                   $  2,052

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $ 0.1260
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $ 0.1095
           Class C                                                                                    $ 0.1091
           Class Y                                                                                    $ 0.1318
           Investor Class                                                                             $ 0.1261
           Class R5                                                                                   $ 0.1316
           Class R6                                                                                   $ 0.1332

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     215,296
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                       6,516
           Class C                                                                                      27,687
           Class Y                                                                                      20,037
           Investor Class                                                                               32,570
           Class R5                                                                                     18,103
           Class R6                                                                                     16,848

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $   4.35
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $   4.35
           Class C                                                                                    $   4.34
           Class Y                                                                                    $   4.36
           Investor Class                                                                             $   4.35
           Class R5                                                                                   $   4.34
           Class R6                                                                                   $   4.34

INVESCO SHORT TERM BOND FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-05686
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 2,227
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                                                                                    $ 3,395
           Class R                                                                                    $    25
           Class Y                                                                                    $   297
           Class R5                                                                                   $    25
           Class R6                                                                                   $    67

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.0727
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                                                                                    $0.0573
           Class R                                                                                    $0.0576
           Class Y                                                                                    $0.0793
           Class R5                                                                                   $0.0804
           Class R6                                                                                   $0.0807

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     33,556
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                                                     57,103
           Class R                                                                                        425
           Class Y                                                                                      4,409
           Class R5                                                                                       318
           Class R6                                                                                     1,734

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $  8.64
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                                                                                    $  8.63
           Class R                                                                                    $  8.65
           Class Y                                                                                    $  8.63
           Class R5                                                                                   $  8.64
           Class R6                                                                                   $  8.64

INVESCO REAL ESTATE FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-05686
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 7,382
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $    22
           Class C                                                                                    $   216
           Class R                                                                                    $   574
           Class Y                                                                                    $ 1,098
           Investor Class                                                                             $   296
           Class R5                                                                                   $ 3,347
           Class R6                                                                                   $    42

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.1328
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.0361
           Class C                                                                                    $0.0359
           Class R                                                                                    $0.1006
           Class Y                                                                                    $0.1650
           Investor Class                                                                             $0.1325
           Class R5                                                                                   $0.1879
           Class R6                                                                                   $0.1982

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     52,062
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        491
           Class C                                                                                      5,794
           Class R                                                                                      5,438
           Class Y                                                                                      7,115
           Investor Class                                                                               2,147
           Class R5                                                                                    15,855
           Class R6                                                                                       434

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 24.01
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 23.99
           Class C                                                                                    $ 23.92
           Class R                                                                                    $ 24.02
           Class Y                                                                                    $ 24.01
           Investor Class                                                                             $ 23.97
           Class R5                                                                                   $ 24.01
           Class R6                                                                                   $ 24.01

INVESCO GLOBAL REAL ESTATE FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-05686
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 1,942
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $    32
           Class C                                                                                    $   140
           Class R                                                                                    $    99
           Class Y                                                                                    $ 3,659
           Class R5                                                                                   $ 3,323
           Class R6                                                                                   $   978

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.0810
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.0356
           Class C                                                                                    $0.0356
           Class R                                                                                    $0.0658
           Class Y                                                                                    $0.0963
           Class R5                                                                                   $0.1144
           Class R6                                                                                   $0.1165

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     24,261
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        802
           Class C                                                                                      3,959
           Class R                                                                                      1,455
           Class Y                                                                                     41,323
           Class R5                                                                                    28,863
           Class R6                                                                                     9,186

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 11.33
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 11.31
           Class C                                                                                    $ 11.32
           Class R                                                                                    $ 11.33
           Class Y                                                                                    $ 11.35
           Class R5                                                                                   $ 11.34
           Class R6                                                                                   $ 11.34

INVESCO DYNAMICS FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-05686
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                 $   310
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                 $    --
           Class C                                                                                 $    --
           Class R                                                                                 $     1
           Class Y                                                                                 $    67
           Investor Class                                                                          $ 1,657
           Class R5                                                                                $   486
           Class R6                                                                                $   335

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                 $0.0792
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                 $    --
           Class C                                                                                 $    --
           Class R                                                                                 $0.0080
           Class Y                                                                                 $0.1475
           Investor Class                                                                          $0.0792
           Class R5                                                                                $0.1830
           Class R6                                                                                $0.2087

INVESCO HIGH YIELD SECURITIES FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-05686
SERIES NO.:         15

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                 $ 1,738
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                 $    47
           Class C                                                                                 $   239
           Class Y                                                                                 $ 1,153

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                 $0.4747
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                 $0.4317
           Class C                                                                                 $0.4260
           Class Y                                                                                 $0.4915

INVESCO CORPORATE BOND FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-05686
SERIES NO.:         17

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 16,306
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $    978
           Class C                                                                                    $    940
           Class R                                                                                    $     78
           Class Y                                                                                    $    253
           Class R5                                                                                   $     48
           Class R6                                                                                   $    261

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $ 0.1374
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $ 0.1376
           Class C                                                                                    $ 0.1014
           Class R                                                                                    $ 0.1287
           Class Y                                                                                    $ 0.1468
           Class R5                                                                                   $ 0.1529
           Class R6                                                                                   $ 0.1529

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     112,185
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                       6,294
           Class C                                                                                       8,628
           Class R                                                                                         570
           Class Y                                                                                       1,388
           Class R5                                                                                        255
           Class R6                                                                                      1,982

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $   6.87
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $   6.89
           Class C                                                                                    $   6.87
           Class R                                                                                    $   6.88
           Class Y                                                                                    $   6.89
           Class R5                                                                                   $   6.88
           Class R6                                                                                   $   6.88